SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 1, 2016

CENTERSTATE BANKS, INC.

(Exact name of registrant as specified in its charter)

Florida	000-32017	59-3606741
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	file number)	identification no.)

42745 U.S. Highway 27, Davenport, FL		33837
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (863) 419-7750

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Community Bank of South Florida, Inc.

Effective March 1, 2016, CenterState Banks, Inc. (the “Company”) completed its previously announced merger (the “Community Merger”) with Community Bank of South Florida, Inc. (“CBKS”), pursuant to an Agreement and Plan of Merger dated as of October 5, 2015 between the Company and CBKS (the “Community Merger Agreement”).  At closing, CBKS merged with and into the Company, with the Company as the surviving corporation of the Community Merger.  Pursuant to the Community Merger Agreement, CBKS’s shareholders are entitled to receive for each share of CBKS common stock either a $13.31 cash payment or 0.9148 shares of the Company’s common stock provided however that the maximum aggregate cash payment shall in no event exceed $33,118,748.  Each outstanding share of the Company’s common stock remained outstanding and was unaffected by the Community Merger.  Immediately following the Community Merger, Community Bank of Florida, Inc., a Florida banking corporation and wholly owned subsidiary of CBKS, merged with and into CenterState Bank of Florida, N.A., a national banking association and wholly owned subsidiary of the Company, with CenterState Bank of Florida, N.A. surviving the merger.

The Company’s acquisition of CBKS does not constitute a business acquisition at the significance level that would require the filing of financial statements as contemplated by Rule 3.05 of Regulation S-X.

The foregoing description of the Community Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Community Merger Agreement, which is incorporated by reference as Exhibit 2.1.

Hometown of Homestead Banking Company

Effective March 1, 2016, CenterState Banks, Inc. (the “Company”) completed its previously announced merger (the “Hometown Merger”) with Hometown of Homestead Banking Company (“HBC”), pursuant to an Agreement and Plan of Merger dated as of October 27, 2015 between the Company and HBC (the “Hometown Merger Agreement”).  At closing, on the terms and subject to the conditions set forth in the Hometown Merger Agreement, the Company acquired HBC through (i) the subsidiary merger of CSFL Acquisition Corp, organized as a wholly-owned subsidiary of the Company with HBC surviving the subsidiary merger as a wholly-owned subsidiary of the Company, and (ii) immediately thereafter the merger of HBC with and into the Company.

Pursuant to the Hometown Merger Agreement, each share of HBC Class A, Class B and Class C common stock is entitled to receive $1.25 cash payment.  Each outstanding share of the Company’s common stock remained outstanding and was unaffected by the Hometown Merger.  Immediately following the Hometown Merger, 1st National Bank of South Florida, a national banking association and wholly owned subsidiary of HBC, merged with and into CenterState Bank of Florida, N.A., a national banking association and wholly owned subsidiary of the Company, with CenterState Bank of Florida, N.A. surviving the merger.

The Company’s acquisition of HBC does not constitute a business acquisition at the significance level that would require the filing of financial statements as contemplated by Rule 3.05 of Regulation S-X.

The foregoing description of the Hometown Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Hometown Merger Agreement, which is incorporated by reference as Exhibit 2.2.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

In connection with the Hometown Merger, a Company assumed all of HBC’s obligations with respect to its outstanding trust preferred securities consisting of $16,495,000 of Floating Rate Junior Subordinated Notes Due 2036 originally issued by HBC pursuant to an Indenture between HBC and Wilmington Trust Company, as Trustee dated as of July 17, 2006 (the “2006 Indenture”), which notes bear interest at a rate of 1.65% plus the LIBOR rate for U.S. Dollar deposits with a three-month maturity.

The Company assumed HBC’s obligations in connection with the 2006 Indenture pursuant to First Supplement Indenture dated March 1, 2016 by and among the Company, HBC and Wilmington Trust Company.

The descriptions herein of the 2006 Indenture and the First Supplemental Indenture are qualified in their entirety by reference to the terms of such documents, each of which is attached hereto as an exhibit and incorporated herein by this reference.

Item 9.01.	Exhibits.

(d)  Exhibits

Exhibit 2.1

Agreement and Plan of Merger by and between CenterState Banks, Inc. and Community Bank of South Florida, Inc. dated as of October 5, 2015 (incorporated by reference to Exhibit 2.1 to CenterState Banks, Inc. Form 8-K filed on October 5, 2015).

Exhibit 2.2

Agreement and Plan of Merger by and between CenterState Banks, Inc. and Hometown of Homestead Banking Company dated as of October 27, 2015 (incorporated by reference to Exhibit 2.1 to CenterState Banks, Inc. Form 8-K filed on October 27, 2015).

Exhibit 4.1	Indenture between CenterState Banks, Inc. (as successor to Hometown of Homestead Banking Company) and Wilmington Trust Company dated as of July 17, 2006.
Exhibit 4.2	First Supplemental Indenture dated as of March 1, 2016 by and among CenterState Banks, Inc., Hometown of Homestead Banking Company, and Wilmington Trust Company.
Exhibit 4.3	Form of Floating Rate Junior Subordinated Debt Security due 2036 (included as Exhibit A to the Indenture filed herewith as Exhibit 4.1).

Cautionary Statements Regarding Forward-Looking Information.

This Current Report contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995.  In general, forward-looking statements usually use words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, including statements related to the expected timing of the closing of the Merger, the expected returns and other benefits of the Merger, to shareholders, expected improvement in operating efficiency resulting from the Merger, estimated expense reductions resulting from the transactions and the timing of achievement of such reductions, the impact on and timing of the recovery of the impact on tangible book value, and the effect of the Merger on CSFL’s capital ratios.  Forward-looking statements represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance.  Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements.

Factors that could cause or contribute to such differences include, but are not limited to, the possibility that expected benefits may not materialize in the timeframes expected or at all, or may be more costly to achieve; that the Merger may not be timely completed, if at all; that prior to completion of the Merger or thereafter, the parties’ respective businesses may not perform as expected due to transaction-related uncertainties or other factors; that the parties are unable to implement successful integration strategies; that the required regulatory, shareholder or other closing conditions are not satisfied in a timely manner, or at all; reputational risks and the reaction of the parties’ customers to the Merger; diversion of management time to Merger-related issues; and other factors and risk influences contained in the cautionary language included under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in CSFL’s Form 10-K for the year ended December 31, 2014 and other documents subsequently filed by CSFL with the SEC.  Consequently, no forward-looking statement can be guaranteed.  Neither CSFL nor CBKS undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  For any forward-looking statements made in this Current Report on Form 8-K, the exhibits hereto or any related documents, CSFL and CBKS claim protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERSTATE BANKS, INC.

By:	/s/James J. Antal
James J. Antal
Senior Vice President and
Chief Financial Officer

Date: March 1, 2016

EXHIBT INDEX

Exhibit 2.1

Agreement and Plan of Merger by and between CenterState Banks, Inc. and Community Bank of South Florida, Inc. dated as of October 5, 2015 (incorporated by reference to Exhibit 2.1 to CenterState Banks, Inc. Form 8-K filed on October 5, 2015).

Exhibit 2.2

Agreement and Plan of Merger by and between CenterState Banks, Inc. and Hometown of Homestead Banking Company dated as of October 27, 2015 (incorporated by reference to Exhibit 2.1 to CenterState Banks, Inc. Form 8-K filed on October 27, 2015).

Exhibit 4.1	Indenture between CenterState Banks, Inc. (as successor to Hometown of Homestead Banking Company) and Wilmington Trust Company dated as of July 17, 2006.

Exhibit 4.2	First Supplemental Indenture dated as of March 1, 2016 by and among CenterState Banks, Inc., Hometown of Homestead Banking Company, and Wilmington Trust Company.

Exhibit 4.3	Form of Floating Rate Junior Subordinated Debt Security due 2036 (included as Exhibit A to the Indenture filed herewith as Exhibit 4.1).

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